Putnam Focused Large Cap Growth ETF
The fund's portfolio
5/31/21 (Unaudited)

COMMON STOCKS (98.0%)(a)
	Shares	Value
Aerospace and defense (1.8%)
TransDigm Group, Inc.(NON)	106	$68,777

		68,777
Automobiles (2.1%)
Tesla, Inc.(NON)	124	77,527

		77,527
Capital markets (2.4%)
S&P Global, Inc.	239	90,693

		90,693
Chemicals (1.9%)
Sherwin-Williams Co. (The)	258	73,151

		73,151
Entertainment (3.9%)
Live Nation Entertainment, Inc.(NON)	832	74,972
Walt Disney Co. (The)(NON)	401	71,639

		146,611
Equity real estate investment trusts (REITs) (2.3%)
American Tower Corp.	335	85,579

		85,579
Health-care equipment and supplies (5.9%)
Danaher Corp.	324	82,989
DexCom, Inc.(NON)	181	66,860
IDEXX Laboratories, Inc.(NON)	133	74,229

		224,078
Health-care providers and services (3.5%)
UnitedHealth Group, Inc.	316	130,167

		130,167
Hotels, restaurants, and leisure (4.6%)
Airbnb, Inc. Class A(NON)	449	63,040
Chipotle Mexican Grill, Inc.(NON)	37	50,763
DraftKings, Inc. Class A(NON)	1,157	57,792

		171,595
Interactive media and services (10.5%)
Alphabet, Inc. Class A(NON)	106	249,826
Facebook, Inc. Class A(NON)	439	144,312

		394,138
Internet and direct marketing retail (7.3%)
Amazon.com, Inc.(NON)	85	273,961

		273,961
IT Services (9.7%)
Mastercard, Inc. Class A	391	140,987
PayPal Holdings, Inc.(NON)	564	146,651
Visa, Inc. Class A	335	76,146

		363,784
Life sciences tools and services (0.9%)
IQVIA Holdings, Inc.(NON)	143	34,343

		34,343
Machinery (1.4%)
Deere & Co.	143	51,637

		51,637
Media (2.0%)
Charter Communications, Inc. Class A(NON)	106	73,620

		73,620
Personal products (1.2%)
Estee Lauder Cos., Inc. (The) Class A	154	47,204

		47,204
Professional services (1.9%)
CoStar Group, Inc.(NON)	85	72,590

		72,590
Road and rail (0.9%)
Union Pacific Corp.	154	34,608

		34,608
Semiconductors and semiconductor equipment (5.4%)
Applied Materials, Inc.	535	73,900
NVIDIA Corp.	199	129,306

		203,206
Software (14.9%)
Adobe, Inc.(NON)	258	130,182
DocuSign, Inc.(NON)	335	67,543
Microsoft Corp.	1,407	351,300
ServiceNow, Inc.(NON)	29	13,743

		562,768
Specialty retail (0.9%)
Home Depot, Inc. (The)	106	33,804

		33,804
Technology hardware, storage, and peripherals (8.4%)
Apple, Inc.	2,525	314,640

		314,640
Textiles, apparel, and luxury goods (2.7%)
Nike, Inc. Class B	736	100,435

		100,435
Wireless telecommunication services (1.5%)
T-Mobile US, Inc.(NON)	412	58,276

		58,276
TOTAL INVESTMENTS

Total investments (cost $3,677,073)		$3,687,192

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 25, 2021 (commencement of operations) through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,763,240.
(NON)	This security is non-income-producing.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$672,645	$—	$—
Consumer discretionary	657,322	—	—
Consumer staples	47,204	—	—
Financials	90,693	—	—
Health care	388,588	—	—
Industrials	227,612	—	—
Information technology	1,444,398	—	—
Materials	73,151	—	—
Real estate	85,579	—	—

Total common stocks	3,687,192	—	—

Totals by level	$3,687,192	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com